Goodwill and Other Intangible Assets	9 Months Ended
Sep. 30, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

Note 5. Goodwill and Other Intangible Assets

Goodwill

Changes in the carrying amount of the Company’s goodwill for the nine months ended September 30, 2020 were as follows:

U.S. $ in thousands

Goodwill as of January 1, 2020	$385,658
Foreign currency translation adjustments	496
Goodwill impairment	(386,154)
Goodwill as of September 30, 2020	$-

During the fourth quarter of 2019, the Company performed a quantitative assessment for goodwill impairment for its Stratasys-Objet reporting unit.

Following its quantitative assessment, the Company concluded that the fair value of its Stratasys-Objet reporting unit exceeded its carrying amount by approximately 8.7%, with a carrying amount of goodwill assigned to this reporting unit in an amount of $386 million.

When evaluating the fair value of its Stratasys-Objet reporting unit, the Company used a discounted cash flow model which utilized Level 3 measures that represent unobservable inputs into the valuation method. Key assumptions used to determine the estimated fair value include: (a) expected cash flows for five years following the assessment date which were based on, among other factors, expected revenue growth, costs to produce, operating profit margins and estimated capital needs; (b) an estimated terminal value that utilized a terminal year growth rate of 3.1% that was determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.5% based on management’s best estimate of the after-tax weighted average cost of capital. If any of these were to vary materially from the Company's estimates, the Company could face impairment of goodwill allocated to this reporting unit in the future.

Actual results may differ from those assumed in the Company's valuation method. It is reasonably possible that the Company's assumptions described above could change in future periods. If any of these were to vary materially from the Company's plans, it may record impairment of goodwill allocated to this reporting unit in the future.

A hypothetical decrease in the growth rate of 1% or an increase of 1% to the discount rate would have reduced the fair value of Stratasys-Objet reporting unit by approximately $45 million and $81 million, respectively.

Based on the Company’s assessment as of December 31, 2019, no goodwill was determined to be impaired.

During the first quarter of 2020, the Company performed an analysis of the impact of recent events, including business and industry specific considerations, on the fair value of the Stratasys-Objet reporting unit. As part of this analysis the Company considered the potential impacts of COVID-19 and the sensitivity of estimates and assumptions used in the last annual impairment test as well as changes in market capitalization.

During the second quarter of 2020, the Company announced a restructuring plan to reduce operating expenses as part of a cost realignment program to focus on profitable growth (the “Plan”). The Plan’s cost-cutting measures included workforce reductions affecting approximately 10% of employees, as well as other cost-mitigation measures. Please refer to Note 12 for further discussion. The Company reassessed its analysis from the first quarter in light of macroeconomic developments and its cost-cutting measures.

Based on the Company's goodwill assessment for the Stratasys-Objet reporting unit, the Company determined that no impairment was required as of June 30, 2020, and March 31, 2020.
During the third quarter of 2020, the Company noted that indicators of potential impairment existed which required an interim goodwill impairment analysis for Stratasys-Objet reporting unit. These indicators included longer and deeper than expected reduction in the business, refinement to the company’s business focus into additional inorganic technologies and sustained decline in the Company’s market capitalization during the past two quarters, all,  primarily as a result of the COVID-19 impact on the global economy and the Company’s business.

As a result of the factors discussed above, the Company revisited its assumptions supporting the cash flow projections for its Stratasys-Objet reporting unit, including: (i) the expected duration and depth of revenue reduction and certain revenue growth assumptions; (ii) the associated operating profit margins; and (iii) the long term growth rate. In estimating the discounted cash flow, the Company used the following key assumptions: the Company currently expects it will take approximately two years to regain the loss of revenue and return to its pre COVID-19 activity levels considering the impact of both volume and price with a similar effect on profitability. Following such period, the Company expects to return to similar growth rates as estimated in prior valuations. The Company assumes a long term terminal growth rate of 2.5% lower than the 3.1% used in prior valuations. In addition, changes in business focus due to introduction of new technologies is expected to lower the total revenues related to the Stratasys-Objet reporting unit. The resulting cash flow amounts were discounted using the same discount rate of 13.5%.

Based on the revised cash flow projections, the value of the reporting unit has decreased below its carrying value, and the Company recorded in the third quarter of 2020, goodwill impairment charge of $386.2 million, the entire reporting unit’s goodwill.

Other Intangible Assets

Other intangible assets consisted of the following:

	September 30, 2020			December 31, 2019
	Carrying Amount,		Net	Carrying Amount,		Net
	Net of	Accumulated	Book	Net of	Accumulated	Book
	Impairment	Amortization	Value	Impairment	Amortization	Value
	U.S. $ in thousands
Developed technology	$286,888	$(256,861)	$30,027	$299,100	$(252,136)	$46,964
Patents	16,722	(8,145)	8,577	15,142	(7,067)	8,075
Trademarks and trade names	26,019	(20,829)	5,190	25,991	(19,966)	6,025
Customer relationships	101,745	(80,456)	21,289	102,936	(76,813)	26,123
Capitalized software development costs	18,489	(18,489)	-	18,630	(18,489)	141
	$449,863	$(384,780)	$65,083	$461,799	$(374,471)	$87,328

During the third quarter of 2020, the Company concluded that the carrying amount of certain of its definite-life purchased intangible assets are not recoverable due to certain indicators of impairment including weaker than expected operating results and due to management decision in the third quarter of 2020 to stop selling these products. The Company assessed the recoverability of its definite-life intangibles assets based on their projected undiscounted future cash flows expected to result from each intangible asset. Based on the results of the recoverability assessment, the Company determined that the carrying values of certain intangible assets exceed their undiscounted cash flow projections and therefore were not recoverable. For those unrecoverable intangible assets that considered to be fully impaired, the Company recorded impairment charges of $5.3 million during the third quarter of 2020. Impairment charges of $5.3 million, related to developed technology intangible assets were classified as costs of sales.

Amortization expenses relating to intangible assets for the three-month periods ended September 30, 2020 and 2019 were approximately $6.2 million and $6.5 million, respectively. Amortization expenses relating to intangible assets for the nine-month periods ended September 30, 2020 and 2019 were approximately $18.6 million each.

As of September 30, 2020, the estimated amortization expenses relating to intangible assets for each of the following future periods were as follows:

Estimated
amortization expenses
(U.S. $ in thousands)
Remaining 3 months of 2020	$6,019
2021	23,857
2022	21,884
2023	7,315
Thereafter	6,008
Total	65,083